SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                   May 1, 2002
                ________________________________________________
                Date of Report (Date of earliest event reported)



                         21ST CENTURY TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



     Nevada                      000-29209                       48-1110566
________________________________________________________________________________
(State or other           (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



 5050 East Belknap, Haltom City, Texas                                  76117
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)



                                 (817) 838-8011
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 5 OTHER EVENTS.

On May 1, 2002, Kenneth E. Wilson, Chairman of the Board, President and Chief Executive Officer of 21st Century Technologies Inc. resigned from the Board and his offices in 21st Century Technologies, Inc. David Gregor, Director and Secretary of 21st Century Technologies, Inc. resigned his office of secretary, but kept his seat on the board of directors. The Directors of 21st Century Technologies Inc. elected Arland D. Dunn, of Westlake Village California to be Chairman of the Board, replacing Mr. Wilson. The Board then elected Mr. Dunn President and Chief Executive Officer of 21st Century Technologies Inc., replacing Mr. Wilson in those offices. The Board then elected Larry B. Bach of Agoura Hills, California to be Secretary-Treasurer of 21st Century Technologies Inc. replacing Mr. Gregor.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        21st CENTURY TECHNOLOGIES INC.
                                                      (Registrant)


Date: 08/14/02                          By: /s/ ARLAND D. DUNN
                                            _____________________________
                                                Arland D. Dunn, President